Exhibit 99.2

COLONIAL
PROPERTIES TRUST

Second Quarter 2011
Supplemental Financial Information

2101 6th Avenue North, Suite 750 | Birmingham, AL 35203 | 205.250.8700 | www.colonialprop.com

	TABLE OF CONTENTS
	Overview and Contact Information...............................................................................................................................	3
1	Financial Highlights......................................................................................................................................................	4
2	Quarterly Earnings Announcement and Financial Statements
	Consolidated Statements of Operations...................................................................................................................	5
	Funds from Operations (FFO) Reconciliation / Shares.............................................................................................	7
	Balance Sheet...........................................................................................................................................................	8
3	Multifamily
	Portfolio Statistics.....................................................................................................................................................	9
	Components of Net Operating Income (NOI)...........................................................................................................	10
	Capitalized Expenditures..........................................................................................................................................	10
	Same Property Comparisons...................................................................................................................................	11
4	Joint Ventues
	Operating Data / Balance Sheet Data......................................................................................................................	15
	Investment Summary................................................................................................................................................	16
	Three/Six Month Income Summary..........................................................................................................................	17
	Commercial Operational Statistics...........................................................................................................................	18
5	Real Estate Activities...................................................................................................................................................	19
6	Consolidated Data
	Development Pipeline..............................................................................................................................................	20
	Debt Summary / Coverage Ratios / Covenants / Market Capitalization...................................................................	21
	Supplemental Data / Investment Activities...............................................................................................................	24
7	Corporate Reconciliations
	Revenues / Expenses / NOI.....................................................................................................................................	25
	NOI from Discontinued Operations / EBITDA...........................................................................................................	26
	SEC Coverage Ratios...............................................................................................................................................	28
8	Appendix
	Multifamily Community Table.....................................................................................................................................	28
	Commercial Property Table.......................................................................................................................................	32
	Unconsolidated Joint Venture Summary...................................................................................................................	34
9	Glossary of Terms........................................................................................................................................................	35
Forward Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings are, by definition, and certain other statements in this press release may constitute, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company's actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing at reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.

Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.

The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Risk Factors: in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE: CLP) is a real estate investment trust (REIT) that creates value for its shareholders through a multifamily focused portfolio that owns, operates and develops multifamily communities primarily located in the Sunbelt region of the United States. Also, we create additional value for our shareholders by managing commercial assets, primarily through joint venture investments, and pursuing development opportunities. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.

Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol "CLP".

Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.

COLONIAL PROPERTIES STRATEGY

Achieve Consistent Long-term Performance through:

-Owning a multifamily portfolio                -Managing multifamily, office, retail and mixed-use properties
-Investing in high growth Sunbelt cities            -Delivering additional income from the taxable REIT
-Pursuing strategic acquisition, disposition and         subsidiary (TRS)
development opportunities                -Ensuring a strong balance sheet and liquidity position
-Achieving operating excellence

CONTACT INFORMATION
Headquarters	Investor Relations	Transfer Agent
Colonial Properties Trust	Jerry Brewer	Computershare
2101 Sixth Avenue North,	Executive Vice President, Finance	P.O. Box 43010
Suite 750	800-645-3917	Providence, RI 02940-3010
Birmingham, Alabama 35203	704-552-8538 - fax	Inv. Relations: 800-730-6001
205-250-8700		www.computershare.com
205-250-8890 - fax	To receive an Investor Package, please contact:
800-645-3917
www.colonialprop.com	704-643-7970

EQUITY RESEARCH COVERAGE
Barclays	Ross Smotrich	212-526-2306
BMO Capital Markets	Rich Anderson	212-885-4180
BoA/Merrill Lynch	Jana Galan	646-855-3081
Citigroup	Michael Bilerman / Eric Wolfe	212-816-1383 / 212-816-5871
FBR Capital Markets	David Toti	646-885-5433
Green Street Advisors	Andy McCullouch	949-640-8780
Keefe Bruyette	Haendel St. Juste	212-887-3842
Morgan Keegan	Steve Swett	212-508-7585
RBC Capital Markets	Mike Salinsky	440-715-2648
Sandler O'neill & Partners	Alex Goldfarb	212-466-7937
Standard & Poor's Research	Raymond Mathis	212-438-9558
UBS	Ross Nussbaum	212-713-2484
Wells Fargo Securities, LLC	Jeff Donnelly	617-603-4262
Wunderlich Securities	Ian Fleischer	410-369-2618

GUIDANCE
	FYE 2011 Range
Diluted Loss per Share	$(0.43)	$(0.29)
Plus: Real Estate Depreciation & Amortization	1.55	1.55
Less: Gain on Sale of Operating Properties	0.00	(0.10)
Total Diluted Funds from Operation ("FFO") per Share	$1.12	$1.16
Less: (Gain) Loss on Sale of Land & Bond or Preferred Stock Repurchases	0.00	0.00
Operating Funds from Operations per share	$1.12	$1.16

COLONIAL PROPERTIES TRUST
Financial Highlights
Second Quarter 2011

FINANCIAL HIGHLIGHTS
($ in 000s, except per share and unit data)	Three Months Ended		Six Months Ended
	6/30/2011	6/30/2010	6/30/2011	6/30/2010

Total property revenues (1)	$95,864	$88,339	$188,439	$176,153

Multifamily property revenues (2)	84,031	77,026	164,111	152,901
Multifamily property NOI (2)	49,656	43,997	96,607	87,096

Managment & leasing fee revenues	2,173	3,400	3,984	6,298

EBITDA (3)	57,540	52,641	111,890	105,089

Net loss:
Per share - basic	(0.08)	(0.17)	(0.22)	(0.36)
Per share - diluted	(0.08)	(0.17)	(0.22)	(0.36)

Funds from operations
Per share - basic	0.32	0.27	0.58	0.54
Per share - diluted	0.32	0.27	0.58	0.54

Dividends per share	0.15	0.15	0.30	0.30

Dividends/EPS (diluted) payout ratio	(187.5)%	(88.2)%	(136.4)%	(83.3)%
Dividends/FFO (diluted) payout ratio	46.9%	55.6%	51.7%	55.6%

Consolidated interest expense (1)	$20,759	$20,927	41,998	41,828
Consolidated interest income (1)	(390)	(325)	(806)	(718)
Net interest expense (1)	20,369	20,602	41,192	41,110

Pro-rata share of joint venture interest expense	2,925	3,284	5,862	6,310

Principal reductions	496	328	860	630
Preferred dividends & distributions	906	3,847	1,813	7,692

Interest coverage ratio (4)	2.4	2.2	2.3	2.2
Fixed charge coverage ratio (4)	2.3	1.8	2.2	1.8
Fixed charge w/capitalized interest ratio (4)	2.3	1.8	2.2	1.8

Multifamily same property NOI increase / (decrease) (5)	7.5%	(5.3)%	6.6%	(7.0)%
(# of apartment homes included)	30,959	29,173	30,959	29,173

			As of	As of
			6/30/2011	12/31/2010
Total assets			$3,234,968	$3,171,134
Total debt			1,703,998	1,761,571
Common shares and units, outstanding end of period			94,100	85,634
Share price, end of period			20.40	18.05
Preferred shares and units, end of period			50,000	50,000
Book equity value, end of period (6)			1,421,590	1,305,296
Market equity value, end of period (7)			1,919,631	1,545,694
Debt to total market capitalization ratio (8)			46.4%	52.5%
Unencumbered real estate assets (at cost) to unsecured debt ratio (8)			270.0%	243.0%

(1) Represents consolidated properties excluding amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
(2) For components of revenues and NOI, see page 10.
(3) For a reconciliation of EBITDA, see page 27.
(4) For additional information on these calculations, see page 22.
(5) Multifamily same property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year.
(6) Includes common shares and preferred units.
(7) Includes common shares and units.
(8) Excludes the Company's pro-rata share of partially-owned unconsolidated debt.

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2011

CONSOLIDATED STATEMENTS OF OPERATIONS
($ in 000s, except per share data)	Three Months Ended		Six Months Ended
	6/30/2011	6/30/2010	6/30/2011	6/30/2010
Revenue
Minimum Rent	$80,050	$73,613	$156,711	$147,094
Tenant Recoveries	2,493	2,608	5,191	5,397
Other Property Related Revenue	13,321	12,118	26,537	23,662
Other Non-Property Related Revenue	2,173	3,400	3,984	6,298
Total Revenue	98,037	91,739	192,423	182,451

Operating Expenses
Operating Expenses:
Property Operating Expenses	27,288	25,979	53,253	51,399
Taxes, Licenses and Insurance	10,846	10,982	21,996	22,041
Total Property Operating Expenses	38,134	36,961	75,249	73,440

Property Management Expenses	2,181	1,878	4,603	3,685
General and Administrative Expenses	5,188	5,458	10,390	10,264
Management Fee and Other Expenses	1,884	2,585	3,653	5,258
Investment and Development Expenses (1)	393	31	979	34
Depreciation	32,062	30,243	64,122	60,521
Amortization	2,078	2,170	4,288	4,394
Impairment and Other Losses (2)	148	—	2,244	783
Total Operating Expenses	82,068	79,326	165,528	158,379
Income from Operations	15,969	12,413	26,895	24,072

Other Income (Expense)
Interest Expense	(20,759)	(20,927)	(41,998)	(41,828)
Debt Cost Amortization	(1,153)	(1,131)	(2,311)	(2,316)
Gain on Retirement of Debt	—	1,015	—	1,044
Interest Income	390	325	806	718
(Loss) Income from Partially-Owned Investments	(134)	395	(474)	665
Loss on Hedging Activities	—	(289)	—	(289)
Gain (Loss) on Sale of Property, net of Income Taxes of $ - (Q2) and $ - (YTD) in 2011 and
$93 (Q2) and $93 (YTD) in 2010	23	(654)	(56)	(661)
Income Tax Expense	(271)	(439)	(519)	(688)
Total Other Income (Expense)	(21,904)	(21,705)	(44,552)	(43,355)

Loss from Continuing Operations	(5,935)	(9,292)	(17,657)	(19,283)

Discontinued Operations
Loss from Discontinued Operations	(109)	(15)	(143)	(46)
Loss on Disposal of Discontinued Operations	—	(13)	—	(48)

Loss from Discontinued Operations	(109)	(28)	(143)	(94)

Net Loss	(6,044)	(9,320)	(17,800)	(19,377)

Noncontrolling Interest
Continuing Operations
Noncontrolling Interest of Limited Partners	(41)	28	(43)	111
Noncontrolling Interest in CRLP - Preferred	(906)	(1,813)	(1,813)	(3,625)
Noncontrolling Interest in CRLP - Common	545	1,288	1,584	2,774
Discontinued Operations
Noncontrolling Interest in CRLP - Common	9	2	12	11
Noncontrolling Interest of Limited Partners	—	—	—	(5)
Income Attributable to Noncontrolling Interest	(393)	(495)	(260)	(734)

Net Loss Attributable to Parent Company	(6,437)	(9,815)	(18,060)	(20,111)

Dividends to Preferred Shareholders	—	(2,034)	—	(4,067)
Net Loss Available to Common Shareholders	$(6,437)	$(11,849)	$(18,060)	$(24,178)
________________________
Continued on following page

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2011

	Three Months Ended		Six Months Ended
	6/30/2011	6/30/2010	6/30/2011	6/30/2010

Loss per Share - Basic
Continuing Operations	$(0.08)	$(0.17)	$(0.22)	$(0.36)
Discontinued Operations	—	—	—	—
EPS - Basic	$(0.08)	$(0.17)	$(0.22)	$(0.36)

Loss per Share - Diluted
Continuing Operations	$(0.08)	$(0.17)	$(0.22)	$(0.36)
Discontinued Operations	—	—	—	—
EPS - Diluted	$(0.08)	$(0.17)	$(0.22)	$(0.36)

(1) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(2) For the three months ended June 30, 2011, the Company recorded $0.1 million in casualty loss related to tornado damage at one of the Company's multifamily apartment communities. In addition to these charges, for the six months ended June 30, 2011, the Company recorded a $1.5 million charge for a loss contingency related to certain litigation, $0.4 million in casualty loss and a $0.2 million non-cash impairment charge. The casualty loss is related to fire damage at two of the
Company's multifamily apartment communities. Of the impairment charge, $0.1 million is related to sales of various for-sale residential units and $0.1 million is related to the sale of land outparcels. For the six months ended June 30, 2010, the Company incurred casualty losses related to property damage at three of the Company's multifamily apartment communities.

SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)	Three Months Ended		Six Months Ended
	6/30/2011	6/30/2010	6/30/2011	6/30/2010
Basic
Shares	83,588	69,553	81,562	67,998
Operating Partnership Units (OP Units)	7,259	7,656	7,271	7,905
Total Shares & OP Units	90,847	77,209	88,833	75,903

Dilutive Common Share Equivalents	—	—	—	—

Diluted (1)
Shares	83,588	69,553	81,562	67,998
Total Shares & OP Units	90,847	77,209	88,833	75,903

(1) For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2011

FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)	Three Months Ended		Six Months Ended
	6/30/2011	6/30/2010	6/30/2011	6/30/2010
Net Loss Available to Common Shareholders	$(6,437)	$(11,849)	$(18,060)	$(24,178)
Noncontrolling Interest in CRLP (Operating Partnership Unitholders)	(554)	(1,290)	(1,596)	(2,785)
Total	(6,991)	(13,139)	(19,656)	(26,963)

Adjustments - Consolidated Properties
Depreciation - Real Estate	31,779	29,802	63,530	59,623
Amortization - Real Estate	1,984	1,718	4,030	3,459
Remove: (Gain)/Loss on Sale of Property, net of Income Tax and Noncontrolling Interest	(23)	667	56	709
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax and
Noncontrolling Interest	10	(631)	(69)	(641)
Total Adjustments - Consolidated	33,750	31,556	67,547	63,150

Adjustments - Unconsolidated Properties
Depreciation - Real Estate	1,598	1,715	3,249	4,123
Amortization - Real Estate	528	708	1,182	1,410
Remove: Loss/(Gain) on Sale of Property	4	(15)	25	(96)
Total Adjustments - Unconsolidated	2,130	2,408	4,456	5,437

Funds from Operations	$28,889	$20,825	$52,347	$41,624

Income Allocated to Participating Securities	(216)	(169)	(399)	(343)

Funds from Operations Available to Common Shareholders and Unitholders	$28,673	$20,656	$51,948	$41,281

FFO per Share
Basic	$0.32	$0.27	$0.58	$0.54
Diluted	$0.32	$0.27	$0.58	$0.54

Operating FFO:
Funds from Operations	$28,673	$20,656	$51,948	$41,281
Less: Transaction Income
-Development and Land (Gains)/Losses	(10)	631	69	528
-Bond / Preferred Repurchase Gains, Net of Write-off	—	(726)	—	(755)
Operating FFO	$28,663	$20,561	$52,017	$41,054

Operating FFO per Share
Basic	$0.32	$0.27	$0.58	$0.54
Diluted	$0.32	$0.27	$0.58	$0.54

FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before Noncontrolling Interest (determined in accordance with GAAP), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate depreciation and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the Company's performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company's financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company's industry.

The Company defines Operating FFO as FFO excluding gains on the sale of land and development properties, gains on the repurchase of bonds, net of the attributable write-off of future interest expense held in OCI, and gains on the repurchase of preferred shares/units, net of the write-off of issuance costs. The
Company believes Operating FFO is an important supplemental measure because it provides a measure of operating performance. While land and development gains or the repurchase of debt/preferred shares/units are components of the Company's current business plan, the timing and amount of these transactions can vary significantly between periods.

The Company's method of calculating FFO and Operating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Neither FFO nor Operating FFO should be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2011

BALANCE SHEET
($ in 000s)	As of	As of
	6/30/2011	12/31/2010
ASSETS
Real Estate Assets
Operating Properties	$3,450,141	$3,331,108
Undeveloped Land & Construction in Progress	275,541	261,955
Total Real Estate, before Depreciation	3,725,682	3,593,063

Less: Accumulated Depreciation	(703,901)	(640,981)
Real Estate Assets Held for Sale, net	14,070	16,861
Net Real Estate Assets	3,035,851	2,968,943
Cash and Equivalents	11,025	4,954
Restricted Cash	9,662	9,294
Accounts Receivable, net	19,874	20,734
Notes Receivable	44,087	44,538
Prepaid Expenses	19,044	23,225
Deferred Debt and Lease Costs	21,174	23,035
Investment in Unconsolidated Subsidiaries	21,741	22,828
Other Assets	52,510	53,583
Total Assets	$3,234,968	$3,171,134

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$377,361	$377,362
Notes and Mortgages Payable	1,326,637	1,384,209
Total Debt	1,703,998	1,761,571
Accounts Payable	29,141	38,915
Accrued Interest	11,108	12,002
Accrued Expenses	25,123	15,267
Investment in Unconsolidated Subsidiaries	29,762	27,954
Other Liabilities	14,246	10,129
Total Liabilities	1,813,378	1,865,838

Redeemable Common Units	159,208	145,539

EQUITY
Noncontrolling Interest
Series B 7 1/4%, Preferred Units	50,000	50,000
Limited Partner's Noncontrolling Interest	767	769
Total Noncontrolling Interest	50,767	50,769

Cumulative Earnings	1,244,708	1,260,944
Cumulative Distributions	(1,834,876)	(1,808,700)
Common Equity, including Additional Paid-in Capital	1,953,400	1,809,138
Treasury Shares, at Cost	(150,163)	(150,163)
Accumulated Other Comprehensive Loss	(1,454)	(2,231)
Total Equity, including Noncontrolling Interest	1,262,382	1,159,757
Total Liabilities and Equity	$3,234,968	$3,171,134

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)	As of	As of
	6/30/2011	12/31/2010
Basic
Shares	86,841	78,334
Operating Partnership Units (OP Units)	7,259	7,300
Total Shares & OP Units	94,100	85,634

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
Second Quarter 2011

COMMUNITY PORTFOLIO AT JUNE 30, 2011 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	Completed in	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total

Atlanta	3,282	—	3,282	72	3,354	—	3,354	—	3,354
Austin	2,908	336	3,244	—	3,244	—	3,244	296	3,540
Birmingham	1,262	346	1,608	—	1,608	—	1,608	—	1,608
Charleston	1,578	—	1,578	—	1,578	—	1,578	—	1,578
Charlotte	4,780	321	5,101	—	5,101	—	5,101	—	5,101
Dallas/Fort Worth	4,480	—	4,480	29	4,509	—	4,509	—	4,509
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	1,756	—	1,756	—	1,756	—	1,756	—	1,756
Phoenix	952	—	952	—	952	—	952	—	952
Raleigh	1,964	364	2,328	74	2,402	—	2,402	—	2,402
Richmond	1,700	—	1,700	—	1,700	—	1,700	—	1,700
Savannah	1,437	—	1,437	—	1,437	—	1,437	—	1,437
Other	4,024	1,141	5,165	—	5,165	—	5,165	486	5,651

Total Portfolio	30,959	2,508	33,467	175	33,642	—	33,642	782	34,424

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)					PHYSICAL OCCUPANCY (3)

			Total NOI
	Same Property		Incl. JVs at		Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	Communities		Pro Rata % (4)		2011	2011	2010	2010	2010

Atlanta		11.1%	10.5%		95.7%	94.4%	93.9%	95.2%	95.6%
Austin		8.9%	9.1%		96.6%	96.4%	97.3%	97.9%	96.9%
Birmingham		3.8%	4.5%		95.1%	95.6%	95.2%	96.6%	96.5%
Charleston		5.2%	4.8%		98.4%	97.5%	97.5%	98.6%	97.1%
Charlotte		14.2%	14.3%		96.0%	96.0%	95.7%	96.4%	96.6%
Dallas/Fort Worth		12.3%	11.4%		95.6%	96.2%	96.3%	95.1%	95.6%
Huntsville		2.9%	2.7%		97.6%	96.2%	94.0%	95.8%	97.8%
Orlando		7.3%	6.7%		97.2%	97.3%	96.9%	95.6%	97.6%
Phoenix		3.5%	3.2%		94.6%	93.3%	95.7%	97.2%	96.4%
Raleigh		6.5%	7.5%		95.8%	95.8%	96.0%	96.8%	95.9%
Richmond		5.7%	5.2%		95.5%	96.0%	96.6%	97.6%	96.8%
Savannah		5.5%	5.1%		98.1%	98.8%	97.1%	95.6%	94.6%
Other		13.1%	15.0%		96.2%	95.7%	95.4%	97.0%	97.1%

Total Portfolio (5)		100.0%	100.0%		96.2%	96.0%	95.9%	96.5%	96.4%

Same Property (6)					96.2%	96.1%	96.0%	96.5%	96.4%

(1) Joint venture units shown represents the Company's pro-rata share of total units. There are 1,016 total units at the Company's partially-owned apartment communities.
(2) For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
(3) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up or under development. For a detailed occupancy listing by property, see the Multifamily Property Table on page 29.
(4) Based on total NOI from wholly-owned operating communities and the Company's pro-rata share of total NOI from joint venture communities.
(5) Total portfolio occupancy includes wholly-owned operating communities and joint venture communities.
(6) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year. The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
Second Quarter 2011
($ in 000s, except property data and per unit amounts)

COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended			Six Months Ended
	Homes	6/30/2011	6/30/2010	Change	6/30/2011	6/30/2010	Change
Property Revenues
Same Property Communities (2)	30,959	$77,313	$74,398	$2,915	$152,519	$147,810	$4,709
Non-Same Property Communities	2,508	6,017	1,661	4,356	10,181	3,182	6,999
Joint Venture Communities (3)	175	699	655	44	1,410	1,289	121
Dispositions / Other	—	2	312	(310)	1	620	(619)
Total Property Revenues	33,642	$84,031	$77,026	$7,005	$164,111	$152,901	$11,210

Property Expenses
Same Property Communities (2)	30,959	$31,546	$31,816	$(270)	$62,642	$63,493	$(851)
Non-Same Property Communities	2,508	2,491	750	1,741	4,160	1,423	2,737
Joint Venture Communities (3)	175	323	318	5	687	614	73
Dispositions / Other	—	15	145	(130)	15	275	(260)
Total Property Expenses	33,642	$34,375	$33,029	$1,346	$67,504	$65,805	$1,699

Property Net Operating Income
Same Property Communities (2)	30,959	$45,767	$42,582	$3,185	$89,877	$84,317	$5,560
Non-Same Property Communities	2,508	3,526	911	2,615	6,021	1,759	4,262
Joint Venture Communities (3)	175	376	337	39	723	675	48
Dispositions / Other	—	(13)	167	(180)	(14)	345	(359)
Total Property Net Operating Income	33,642	$49,656	$43,997	$5,659	$96,607	$87,096	$9,511

CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended			Six Months Ended
	Homes	6/30/2011	6/30/2010	Change	6/30/2011	6/30/2010	Change
Capitalized Expenses
Same Property Communities (2)	30,959	$5,728	$7,075	$(1,347)	$8,872	$12,602	$(3,730)
Non-Same Property Communities	2,508	222	88	134	187	98	89
Joint Venture Communities (3)	175	110	16	94	123	31	92
Dispositions / Other	—	—	11	(11)	—	31	(31)
Total Property Capitalized Expenses	33,642	$6,060	$7,190	$(1,130)	$9,182	$12,762	$(3,580)

Capitalized Expenses per Unit
Same Property Communities (2)	30,959	$185	$229	$(44)	$287	$407	$(120)
Non-Same Property Communities	2,508	89	35	53	75	39	35
Joint Venture Communities	175	629	91	537	703	177	526
Total Per Unit	33,642	$180	$214	$(34)	$273	$379	$(106)

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
(2) The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.
(3) Includes the Company's pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Second Quarter 2011
($ in 000s, except property data amounts)

REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED JUNE 30, 2011 (1)

		Revenues			Expenses			NOI
	2Q11	2Q10	% Chg	2Q11	2Q10	% Chg	2Q11	2Q10	% Chg

Atlanta	$8,852	$8,588	3.1%	$3,755	$3,650	2.9%	$5,096	$4,938	3.2%
Austin	7,457	7,061	5.6%	3,367	3,355	0.4%	4,090	3,706	10.4%
Birmingham	2,979	2,872	3.7%	1,254	1,241	1.0%	1,725	1,632	5.7%
Charleston	3,975	3,870	2.7%	1,608	1,613	(0.3)%	2,367	2,257	4.9%
Charlotte	10,804	10,325	4.6%	4,300	4,513	(4.7)%	6,504	5,812	11.9%
Dallas / Fort Worth	10,476	10,146	3.3%	4,833	4,941	(2.2)%	5,643	5,205	8.4%
Huntsville	2,096	2,089	0.3%	761	777	(2.1)%	1,335	1,312	1.8%
Orlando	5,318	5,126	3.7%	1,994	2,039	(2.2)%	3,324	3,087	7.7%
Phoenix	2,477	2,320	6.8%	884	933	(5.3)%	1,593	1,386	14.9%
Raleigh	4,768	4,536	5.1%	1,815	1,836	(1.1)%	2,953	2,701	9.3%
Richmond	4,291	4,180	2.7%	1,696	1,694	0.1%	2,595	2,486	4.4%
Savannah	3,947	3,703	6.6%	1,412	1,353	4.4%	2,535	2,350	7.9%
Other	9,873	9,582	3.0%	3,867	3,871	(0.1)%	6,007	5,710	5.2%

Total Same Property (2)	$77,313	$74,398	3.9%	$31,546	$31,816	(0.8)%	$45,767	$42,582	7.5%

	Apartment
	Homes		% of NOI	Financial Occupancy (3)			Rent per Unit (4)
	Included		Contribution	2Q11	2Q10	% Chg	2Q11	2Q10	% Chg

Atlanta	3,282		11.1%	94.7%	95.2%	(0.5)%	$779	$756	3.0%
Austin	2,908		8.9%	95.9%	96.0%	(0.1)%	753	713	5.6%
Birmingham	1,262		3.8%	96.6%	95.5%	1.1%	700	681	2.8%
Charleston	1,578		5.2%	97.9%	97.2%	0.7%	711	689	3.2%
Charlotte	4,780		14.2%	95.3%	95.8%	(0.5)%	662	637	3.9%
Dallas / Fort Worth	4,480		12.3%	95.2%	94.2%	1.0%	680	674	0.9%
Huntsville	836		2.9%	97.2%	97.2%	—%	715	700	2.1%
Orlando	1,756		7.3%	96.2%	96.7%	(0.5)%	897	863	3.9%
Phoenix	952		3.5%	93.9%	96.6%	(2.7)%	780	719	8.5%
Raleigh	1,964		6.5%	95.9%	94.9%	1.0%	717	699	2.6%
Richmond	1,700		5.7%	94.9%	95.5%	(0.6)%	727	711	2.3%
Savannah	1,437		5.5%	98.9%	96.3%	2.6%	779	754	3.3%
Other	4,024		13.1%	96.0%	96.2%	(0.2)%	725	705	2.8%

Total Same Property (2)	30,959		100.0%	95.8%	95.7%	0.1%	$729	$706	3.3%

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
(2) Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year. The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.
(3) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(4) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Year to Date 2011
($ in 000s, except property data amounts)

REVENUES, EXPENSES & NOI FOR THE SIX MONTHS ENDED JUNE 30, 2011 (1)

		Revenues			Expenses			NOI
	2011	2010	% Chg	2011	2010	% Chg	2011	2010	% Chg

Atlanta	$17,416	$17,185	1.3%	$7,490	$7,440	0.7%	$9,926	$9,745	1.9%
Austin	14,833	13,984	6.1%	6,654	6,528	1.9%	8,179	7,457	9.7%
Birmingham	5,860	5,712	2.6%	2,461	2,442	0.8%	3,398	3,270	3.9%
Charleston	7,771	7,620	2.0%	3,195	3,135	1.9%	4,576	4,485	2.0%
Charlotte	21,260	20,448	4.0%	8,624	9,045	(4.7)%	12,636	11,403	10.8%
Dallas / Fort Worth	20,761	20,204	2.8%	9,654	9,971	(3.2)%	11,107	10,233	8.5%
Huntsville	4,132	4,159	(0.6)%	1,543	1,556	(0.8)%	2,588	2,603	(0.6)%
Orlando	10,546	10,191	3.5%	3,975	4,067	(2.3)%	6,571	6,124	7.3%
Phoenix	4,853	4,569	6.2%	1,755	1,859	(5.6)%	3,097	2,710	14.3%
Raleigh	9,375	9,022	3.9%	3,574	3,659	(2.3)%	5,801	5,363	8.2%
Richmond	8,519	8,304	2.6%	3,313	3,352	(1.2)%	5,207	4,953	5.1%
Savannah	7,752	7,448	4.1%	2,744	2,708	1.3%	5,008	4,740	5.7%
Other	19,441	18,964	2.5%	7,660	7,731	(0.9)%	11,783	11,231	4.9%

Total Same Property (2)	$152,519	$147,810	3.2%	$62,642	$63,493	(1.3)%	$89,877	$84,317	6.6%

	Apartment
	Homes		% of NOI	Financial Occupancy (3)			Rent per Unit (4)
	Included		Contribution	2011	2010	% Chg	2011	2010	% Chg

Atlanta	3,282		11.0%	93.5%	95.1%	(1.6)%	$775	$758	2.2%
Austin	2,908		9.1%	95.9%	95.2%	0.7%	746	716	4.2%
Birmingham	1,262		3.8%	95.4%	94.6%	0.8%	696	686	1.5%
Charleston	1,578		5.1%	96.6%	96.8%	(0.2)%	707	690	2.5%
Charlotte	4,780		14.1%	94.8%	94.4%	0.4%	657	641	2.5%
Dallas / Fort Worth	4,480		12.4%	94.9%	93.5%	1.4%	677	678	(0.1)%
Huntsville	836		2.9%	95.7%	96.8%	(1.1)%	713	706	1.0%
Orlando	1,756		7.3%	95.8%	96.2%	(0.4)%	893	863	3.5%
Phoenix	952		3.4%	93.5%	93.9%	(0.4)%	776	730	6.3%
Raleigh	1,964		6.5%	95.5%	94.5%	1.0%	713	700	1.9%
Richmond	1,700		5.8%	95.1%	95.8%	(0.7)%	723	712	1.5%
Savannah	1,437		5.6%	98.2%	96.6%	1.6%	774	757	2.2%
Other	4,024		13.0%	95.1%	95.3%	(0.2)%	725	707	2.5%

Total Same Property (2)	30,959		100.0%	95.2%	95.0%	0.2%	$725	$709	2.3%

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
(2) Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year. The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.
(3) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(4) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
Second Quarter 2011
($ in 000s, except property data amounts)

SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

		Revenues			Expenses			NOI
	2Q11	1Q11	% Chg	2Q11	1Q11	% Chg	2Q11	1Q11	% Chg

Atlanta	$8,852	$8,565	3.4%	$3,755	$3,735	0.5%	$5,096	$4,830	5.5%
Austin	7,457	7,376	1.1%	3,367	3,287	2.4%	4,090	4,089	—%
Birmingham	2,979	2,881	3.4%	1,254	1,208	3.8%	1,725	1,673	3.1%
Charleston	3,975	3,796	4.7%	1,608	1,587	1.3%	2,367	2,209	7.2%
Charlotte	10,804	10,456	3.3%	4,300	4,324	(0.6)%	6,504	6,133	6.0%
Dallas / Fort Worth	10,476	10,285	1.9%	4,833	4,821	0.2%	5,643	5,465	3.3%
Huntsville	2,096	2,035	3.0%	761	782	(2.7)%	1,335	1,253	6.5%
Orlando	5,318	5,228	1.7%	1,994	1,981	0.7%	3,324	3,247	2.4%
Phoenix	2,477	2,375	4.3%	884	871	1.5%	1,593	1,504	5.9%
Raleigh	4,768	4,607	3.5%	1,815	1,759	3.2%	2,953	2,848	3.7%
Richmond	4,291	4,229	1.5%	1,696	1,617	4.9%	2,595	2,612	(0.7)%
Savannah	3,947	3,805	3.7%	1,412	1,332	6.0%	2,535	2,474	2.5%
Other	9,873	9,568	3.2%	3,867	3,792	2.0%	6,007	5,773	4.1%

Total Same Property (1)	$77,313	$75,206	2.8%	$31,546	$31,096	1.4%	$45,767	$44,110	3.8%

	Apartment
	Homes		% of NOI	Financial Occupancy (2)			Rent per Unit (3)
	Included		Contribution	2Q11	1Q11	% Chg	2Q11	1Q11	% Chg

Atlanta	3,282		11.1%	94.7%	92.3%	2.4%	$779	$772	0.9%
Austin	2,908		8.9%	95.9%	95.8%	0.1%	753	739	1.9%
Birmingham	1,262		3.8%	96.6%	94.3%	2.3%	700	693	1.0%
Charleston	1,578		5.2%	97.9%	95.4%	2.5%	711	703	1.1%
Charlotte	4,780		14.2%	95.3%	94.4%	0.9%	662	652	1.5%
Dallas / Fort Worth	4,480		12.3%	95.2%	94.6%	0.6%	680	673	1.0%
Huntsville	836		2.9%	97.2%	94.0%	3.2%	715	712	0.4%
Orlando	1,756		7.3%	96.2%	95.4%	0.8%	897	889	0.9%
Phoenix	952		3.5%	93.9%	93.1%	0.8%	780	771	1.2%
Raleigh	1,964		6.5%	95.9%	95.1%	0.8%	717	708	1.3%
Richmond	1,700		5.7%	94.9%	95.3%	(0.4)%	727	719	1.1%
Savannah	1,437		5.5%	98.9%	97.4%	1.5%	779	768	1.4%
Other	4,024		13.1%	96.0%	95.0%	1.0%	725	719	0.8%

Total Same Property (1)	30,959		100.0%	95.8%	94.7%	1.1%	$729	$721	1.1%

(1) Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year. The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.
(2) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(3) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after "loss to lease", concessions and vacancy.
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Operating Expenses Comparisons
Second Quarter 2011
($ in 000s)

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE THREE MONTHS ENDED JUNE 30, 2011

					% of Operating Expense
	2Q11	2Q10	$ Change	% Change	2Q11	2Q10	Change

On-site Payroll (1)	$7,960	$8,003	$(43)	(0.5)%	25.2%	25.2%	—%
Real Estate Taxes	7,651	7,820	(169)	(2.2)%	24.3%	24.6%	(0.3)%
Utilities (2)	6,932	6,734	198	2.9%	22.0%	21.2%	0.8%
Repairs and Maintenance (3)	5,943	5,824	119	2.0%	18.8%	18.3%	0.5%
Insurance	1,186	1,373	(187)	(13.6)%	3.8%	4.3%	(0.5)%
General and Administrative	1,133	1,138	(5)	(0.4)%	3.6%	3.6%	—%
Advertising and Promotions	741	924	(183)	(19.8)%	2.3%	2.9%	(0.6)%

Total Same Property (4)	$31,546	$31,816	$(270)	(0.8)%	100.0%	100.0%

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE SIX MONTHS ENDED JUNE 30, 2011

					% of Operating Expenses
	2011	2010	$ Change	% Change	2011	2010	Change

On-site Payroll (1)	$15,805	$15,689	$116	0.7%	25.2%	24.7%	0.5%
Real Estate Taxes	15,410	15,734	(324)	(2.1)%	24.6%	24.8%	(0.2)%
Utilities (2)	14,131	13,787	344	2.5%	22.6%	21.7%	0.9%
Repairs and Maintenance (3)	11,070	11,306	(236)	(2.1)%	17.7%	17.8%	(0.1)%
Insurance	2,484	2,916	(432)	(14.8)%	4.0%	4.6%	(0.6)%
General and Administrative	2,299	2,267	32	1.4%	3.7%	3.6%	0.1%
Advertising and Promotions	1,443	1,794	(351)	(19.6)%	2.3%	2.8%	(0.5)%

Total Same Property (4)	$62,642	$63,493	$(851)	(1.3)%	100.0%	100.0%

(1) On-site payroll - Includes payroll and related expenses for on-site personnel including property managers, leasing consultants and maintenance staff.
(2) Utilities - Represents gross expenses prior to any recoveries from tenants and includes bulk cable program expenses. Recoveries are reflected in "Other
Property Related Revenue".
(3) Repairs and maintenance - Includes general maintenance costs, unit turnover costs including interior painting, routine landscaping, security, exterminating, fire protection, roof and parking lot repairs and other miscellaneous repair costs.
(4) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year. The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.

COLONIAL PROPERTIES TURST
Unconsolidated Joint Ventures
($ in 000s)

JOINT VENTURE OPERATIONS

	Three Months Ended		Six Months Ended
	6/30/2011	6/30/2010	6/30/2011	6/30/2010

OPERATING DATA (1)

Property Revenues
Rental Revenues	$6,961	$8,660	$13,990	$17,358
Other Property Revenues	288	370	559	769
Total Property Revenues	7,249	9,030	14,549	18,127

Property Expenses
Property Operating and Maintenance	1,484	2,027	2,928	3,912
Taxes, License and Insurance	779	907	1,588	1,836
Total Property Expenses	2,263	2,934	4,516	5,748

Net Operating Income (NOI)	4,986	6,096	10,033	12,379

Other Income (Expenses)
Interest, net	(2,943)	(3,309)	(5,900)	(6,373)
Depreciation and Amortization (2)	(2,170)	(2,339)	(4,515)	(5,356)
Other (3)	(45)	(53)	(130)	(98)
Total Other Expenses	(5,158)	(5,701)	(10,545)	(11,827)

Gain on Sale of Properties, net	38	—	38	113
(Loss) Income from Partially-Owned Investments	$(134)	$395	$(474)	$665

			As of
			6/30/2011	12/31/2010
BALANCE SHEET DATA (3)

Real Estate Assets, net			$1,232,325	$1,270,405
Other Assets, net			96,392	106,291
Total Assets			1,328,717	1,376,696

Notes Payable			1,075,921	1,110,908
Other Liabilities			106,266	110,246
Total Liabilities			1,182,187	1,221,154

Member's Equity			146,530	155,542
Total Liabilities and Member's Equity			$1,328,717	$1,376,696

Colonial's Equity Investment (4)			$(8,021)	$(5,126)
Colonial's Pro-rata Share of Debt			$188,992	$201,283

(1) Operating data represents the Company's pro-rata share of revenues, expenses and NOI.
(2) Includes amortization of excess basis differences for certain joint ventures.
(3) Balance sheet data reported at 100%.
(4) Includes distributions in excess of investment balance for certain joint ventures. These joint ventures are presented as "Liabilities" on the Company's Balance
Sheet as of June 30, 2011.

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of June 30, 2011
($ in 000s)

								Average
			Gross				Average	Remaining
	Number of	Total	Investment in	Construction	Mortgages and	Ownership	Interest	Term (In	% Fixed	% Variable
Venture	Properties	Units/GLA (1)	Real Estate (2)	in Progress	Notes Payable	Interest	Rate	Months)	Rate	Rate

MULTIFAMILY	6	1,016	$101,486	$19,627	$66,593	17%	5.62%	35	69.97%	30.03%

COMMERCIAL
DRA/CLP	18	5,220	$960,896	$—	$741,909	15%	5.61%	36	100.00%	—
Bluerock	9	1,703	234,371	—	107,540	10%	6.47%	77	100.00%	—
Turkey Creek	2	636	106,230	—	77,510	50%	6.02%	52	86.84%	13.16%
Other	6	1,358	117,432	—	82,371	21%	5.49%	14	65.25%	34.75%

Total Commercial	35	8,917	$1,418,929	$—	$1,009,330

	41	9,933	$1,520,415	$19,627	$1,075,923

For more information on partially-owned unconsolidated assets, see Appendix pages 29-34.

(1) Gross leasable area includes anchor-owned square footage.
(2) Represents gross investment in real estate at 100% (excluding depreciation)

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
($ in 000s)

FOR THE THREE MONTHS ENDED JUNE 30, 2011
									Colonial Share
	Total	Operating	Net Operating	Interest	Other (Income)	Gain (Loss)	Depreciation &	Net Income	of Net Income
Venture	Revenues	Expenses	Income	Expense	Expenses	on Sales	Amortization	(Loss)	(Loss) (1)

MULTIFAMILY	$3,352	$1,602	$1,750	$1,594	$15	$—	$1,282	$(1,141)	$(63)

COMMERCIAL
DRA/CLP	$24,762	$9,725	$15,037	$10,521	$39	$258	$9,808	$(5,073)	$(321)
Bluerock	6,700	2,121	4,579	3,279	23	—	2,663	(1,386)	(40)
Turkey Creek	3,054	658	2,396	1,035	82	—	1,121	158	111
Other	2,927	738	2,189	960	25	—	842	362	179

Total Commercial	$37,443	$13,242	$24,201	$15,795	$169	$258	$14,434	$(5,939)	$(71)

	$40,795	$14,844	$25,951	$17,389	$184	$258	$15,716	$(7,080)	$(134)

FOR THE SIX MONTHS ENDED JUNE 30, 2011

MULTIFAMILY	$6,693	$3,280	$3,413	$3,273	$28	$—	$2,609	$(2,497)	$(138)

COMMERCIAL
DRA/CLP	$49,727	$19,125	$30,602	$20,926	$83	$258	$20,999	$(11,664)	$(799)
Bluerock	13,501	4,241	9,260	6,543	47	—	5,442	(2,772)	(80)
Turkey Creek	6,095	1,315	4,780	2,071	165	—	2,262	282	199
Other	5,899	1,522	4,377	1,914	53	—	1,693	717	344

Total Commercial	$75,222	$26,203	$49,019	$31,454	$348	$258	$30,396	$(13,437)	$(336)

	$81,915	$29,483	$52,432	$34,727	$376	$258	$33,005	$(15,934)	$(474)

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For more information on partially-owned unconsolidated assets, see Appendix pages 29-34.

(1) Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

COLONIAL PROPERTIES TRUST
Commercial Operational Statistics
Second Quarter 2011
	As of				As of
	6/30/2011	6/30/2010			6/30/2011	6/30/2010
Base rent per square foot - Straight-line			Square Feet (in 000's)
Office			Office
Consolidated	$26.41	$26.13	Consolidated		1,330	1,329
Unconsolidated	19.44	19.58	Unconsolidated (2)		918	918
Retail (1)			Retail
Consolidated	$22.82	$24.68	Consolidated		1,225	1,057
Unconsolidated	21.96	24.61	Unconsolidated (2)		440	576
Base rent per square foot - Cash
Office
Consolidated	$25.66	$24.88
Unconsolidated	19.12	19.30
Retail (1)
Consolidated	$22.67	$24.36
Unconsolidated	21.86	24.40

(1) This calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.
(2) Square footage includes the Company's weighted square footage for partially-owned unconsolidated properties based on the Company's ownership percentage. See the Appendix pages 32-34 for additional details.

OFFICE LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2011	323	5%	$5,916	5%	43	2%	$800	2%
2012	1,175	19%	24,473	20%	161	9%	3,473	10%
2013	787	12%	15,179	13%	152	8%	3,126	9%
2014	591	9%	10,962	9%	105	6%	1,881	5%
2015	1,028	16%	17,009	14%	228	13%	4,084	12%
2016+	2,473	39%	46,864	39%	1,118	62%	21,421	62%
Total Leased SF	6,377		$120,403		1,807		$34,785

RETAIL LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2011	92	4%	$2,099	5%	52	3%	$1,370	5%
2012	251	10%	4,167	10%	111	7%	2,335	9%
2013	141	6%	2,856	7%	86	6%	1,758	7%
2014	122	5%	2,424	6%	78	5%	1,453	6%
2015	139	5%	2,334	5%	82	5%	1,513	6%
2016+	1,755	70%	27,625	67%	1,152	74%	17,362	67%
Total Leased SF	2,500		$41,505		1,561		$25,791

OFFICE CAPITAL EXPENDITURES
			Three Months Ended		Six Months Ended
Capital Expenditures ($ in 000s)			6/30/2011	6/30/2010	6/30/2011	6/30/2010
Regular Maintenance			$80	$107	$129	$171
Tenant Improvements			356	361	396	835
Leasing Commissions			208	442	370	505
Total			$644	$910	$895	$1,511
Less: Unconsolidated Assets			(384)	(710)	(606)	(978)
Total - Consolidated Assets			$260	$200	$289	$533

RETAIL CAPITAL EXPENDITURES
			Three Months Ended		Six Months Ended
Capital Expenditures ($ in 000s)			6/30/2011	6/30/2010	6/30/2011	6/30/2010
Regular Maintenance			$9	$44	$37	$86
Tenant Improvements			24	9	49	34
Leasing Commissions			87	119	179	193
Total			$120	$172	$265	$313
Less: Unconsolidated Assets			(49)	(87)	(76)	(182)
Total - Consolidated Assets			$71	$85	$189	$131

COLONIAL PROPERTIES TRUST
Real Estate Activities
Second Quarter 2011

ACQUISITIONS

					Acquisition	Cap
	Location		Date	Units	Basis	Rate
					($ MM)
Multifamily Properties
Colonial Grand at Wells Branch	Austin, TX		Feb-11	336	$28.4	5.4%
Colonial Grand at Cornelius	Charlotte, NC		Feb-11	236	23.6	5.6%
Colonial Grand at Palm Vista	Las Vegas, NV		Mar-11	341	40.9	5.2%
Multifamily Note Receivable
Colonial Grand at Traditions (1)	Gulf Shores, AL		June-11	324	17.6	7.2%
Total					$110.5

(1) On June 17, 2011, the Company purchased the outstanding note from the lender. Therefore, as of June 30, 2011, this joint venture is consolidated in the Company's financial statements.

RESIDENTIAL FOR-SALE DEVELOPMENTS
						Units
			Average Price		Units Closed	Closed
			of Units/Lots	Projected	in Current	Project to	Under	Remaining
Project	Location	Units	Closed	Sell Out	Quarter	Date	Contract (1)	Units/Lots
Metropolitan Midtown	Charlotte, NC	101	$357,655	4Q12 - 4Q13	3	82	3	16
Whitehouse Creek (lots)	Mobile, AL	59	$62,184	2Q13 - 4Q16	—	19	—	40
		160			3	101	3	56

(1) Units under contract are stated as of the end of the quarter. There can be no assurance that units under contract will close.

There can be no assurances of the amount, margin or velocity of future for-sale residential sales and closings. If market conditions do not improve or if there is further market deterioration, the Company could incur additional impairment charges on projects previously impaired as well as on projects not currently impaired but for which indicators of impairment may exist.

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)
								Development Costs
		Units / SF-in 000's			Start	Compl.	Stab.	Total	Thru
	Location	Total	Deliv'd	Leased	Date	Date	Date	Cost	2Q11	After
Multifamily
CG Hampton Preserve	Tampa, FL	486	n/a	n/a	4Q10	4Q12	1Q14	$58.3	$22.7	$35.6
CG at Double Creek	Austin, TX	296	n/a	n/a	1Q11	3Q12	1Q13	31.7	6.2	25.5

				Total Active Development Projects				$90.0	$28.9	$61.1
				Future Development Projects (see below)					100.8
				Investment Land (see below)					145.8
				Total Properties Under Development (per Balance Sheet)					$275.5

FUTURE DEVELOPMENT PIPELINE / LAND AND ASSETS HELD FOR SALE
		Units/			Future		Investment		Held
	Location	SF-in 000s			Development		Land		For Sale
Multifamily
CG at Lake Mary	Orlando, FL		232		$5.6		$—		$—
CG at South End	Charlotte, NC		353		13.7		—		—
CG at Randal Park (1)	Orlando, FL		462		11.8		—		—
CG at Thunderbird	Phoenix, AZ		244		8.4		—		—
CG at Sweetwater	Phoenix, AZ		195		7.2		—		—
CG at Azure (2)	Las Vegas, NV		390		10.3		—		—
Total Multifamily Assets					$57.0		$—		$—

Commercial
Colonial Promenade Nord du Lac (3)	Covington, LA		236,000		$17.9		$—		$—
Colonial Promenade Huntsville	Huntsville, AL		111,000		9.9		—		—
Randal Park	Orlando, FL				16.0		—		—
Outparcels / Pads					—		26.3		1.0
Total Commercial Assets					$43.8		$26.3		$1.0

Multifamily					$—		$3.3		$—
Commercial					—		46.3		—
Condo / Townhome					—		—		10.7
For-sale Residential Land					—		69.9		2.4
Total Projects					$100.8		$145.8		$14.1

(1) This project is part of a mixed-use development. The Company is still evaluating plans for a multifamily apartment community. Therefore, dollars attributable to this phase of the development are subject to change.
(2) On May 18, 2011, the Company purchased approximately 20 acres adjacent to the existing multifamily site for approximately $2.5 million. The Company intends to combine the sites and develop 390 multifamily apartment units as compared to the 188 apartment units previously planned.
(3) Total cost to date for this project, including Phase I, is presented net of $25.8 of impairment charges recorded in 4Q09 and 4Q08.

COLONIAL PROPERTIES TRUST
Debt Summary
As of June 30, 2011

QUARTERLY DEBT SUMMARY
($ In 000s)
	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mt'y	Debt	%	Avg Int	Wtd Mat'y
Unsecured/Secured
Unsecured Line of Credit	$377,361	22%	1.2%	1.0	$377,361	20%	1.2%	1.0
Unsecured Other	630,866	37%	6.1%	3.2	630,866	33%	6.1%	3.2
Secured	695,771	41%	5.6%	7.7	884,764	47%	5.6%	6.8
Total Debt	$1,703,998	100%	4.8%	4.5	$1,892,991	100%	4.9%	4.4

Fixed/Floating
Fixed Rate Debt	$1,313,708	77%	5.9%	5.6	$1,483,384	78%	5.9%	5.4
Floating Rate Debt	390,290	23%	1.3%	1.1	409,607	22%	1.3%	1.0
Total Debt	$1,703,998	100%	4.8%	4.5	$1,892,991	100%	4.9%	4.4

PRINCIPAL DEBT MATURITY SCHEDULE
($ In MMs)

LINE OF CREDIT

	6/30/2011	12/31/2010	Interest Rate	Due

Floating	$377,361	$377,362	1.24%	6/21/2012
Total Outstanding on LOC	$377,361	$377,362	1.24%

Notes:
- In addition to the $675MM LOC, Wells Fargo has provided a $35MM Cash Management Line.
- 20 Banks participate in the LOC, co-led by Wells Fargo and Bank of America.
- The Facility is priced based on the Company's Senior Unsecured Debt Rating.
- The interest rate on the LOC is LIBOR + 105 bps, and the facility fee is 17.5 bps.
- 5-Year facility through June 2012.

COLONIAL PROPERTIES TRUST
Debt Summary
As of June 30, 2011

PUBLIC RATINGS
					Senior Unsecured		Preferred
					Rating	Outlook	Rating
Fitch Ratings	George Hoglund		212-908-9149		BB+	Stable	BB-
Moody's Investor Services	Karen Nickerson		212-553-4924		Ba1	Stable	Ba2
Standard & Poor's	Eugene Nusinzon		212-438-2449		BB+	Stable	B+

COVERAGE RATIOS
			2Q10	YTD '10		2Q11	YTD '11
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)			0.7	0.6		0.8	0.7
Earnings to Fixed Charges & Preferred
Share Distributions (1)			0.6	0.6		0.8	0.7

Supplemental Coverage Ratios (KPIs)
Interest Coverage (2)			2.2	2.2		2.4	2.3
Fixed Charge Coverage (3)			1.8	1.8		2.3	2.2
Fixed Charge w/ Cap Int (4)			1.8	1.8		2.3	2.2

See Page 28 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company's financial status.

(1) The deficiency of the ratio of earnings to fixed charges and the ratio of earnings to fixed charges & preferred share dividends for the three and six months ended June 30, 2011 and 2010 is primarily a result of non-cash depreciation and amortization expense.
(2) EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management used this ratio to make balance sheet management decisions.
(3) EBITDA/Interest Exp + Pfd Dividends + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
(4) EBITDA/Interest Exp + Capitalized Interest + Pfd Div + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q10	2Q10	3Q10	4Q10	1Q11	2Q11	3Q11	4Q11
Total Debt to Total Assets cannot exceed 60%	48.6%	48.5%	48.4%	49.0%	47.8%	45.9%
Secured Debt to Total Assets cannot
exceed 40%	21.9%	23.1%	23.0%	22.3%	21.7%	21.3%
Total Unencumbered Assets to Unsecured Debt
must be at least 150%	248.2%	249.1%	250.9%	243.0%	250.9%	270.0%
Consolidated Income Available for Debt Service
Charges must be at least 1.50/1	2.2x	2.1x	2.1x	2.1x	2.1x	2.2x

COLONIAL PROPERTIES TURST
Debt Summary
As of June 30, 2011

TOTAL MARKET CAPITALIZATION
($ In 000s)
	1Q10	2Q10	3Q10	4Q10	1Q11	2Q11	3Q11	4Q11
Consolidated Debt	$1,673,306	$1,707,831	$1,705,829	$1,761,571	$1,767,619	$1,703,998
Unconsolidated Debt	238,385	225,421	224,871	201,283	200,887	188,992
Total Debt	1,911,691	1,933,252	1,930,700	1,962,854	1,968,506	1,892,992
Preferred Stock
7.25% Series B (Units) (1)	100,000	100,000	100,000	50,000	50,000	50,000
8.125% Series D (2)	100,118	100,118	—	—	—	—
Total Preferred Stock	200,118	200,118	100,000	50,000	50,000	50,000

Market Equity (Shares & Units)	997,711	1,142,305	1,375,697	1,545,694	1,737,178	1,919,631
Total Market Capitalization	$3,109,520	$3,275,675	$3,406,397	$3,558,548	$3,755,684	$3,862,623

Debt / Total Market Capitalization	61.5%	59.0%	56.7%	55.2%	52.4%	49.0%

(1) During December 2010, the Company redeemed 50% of its outstanding Series B Units.
(2) During September 2010, the Company redeemed all of its outstanding Series D Preferred Shares.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s)

SUPPLEMENTAL DATA

	2Q11	2Q10	YTD 11	YTD 10
Consolidated
FFO Gains/(Losses) (net of income taxes & noncontrolling interest):
For-Sale Residential	$(17)	$(31)	$(68)	$(54)
Development (1)	15	(746)	15	(746)
Land / Outparcel Sales	12	146	(16)	159
Totals	$10	$(631)	$(69)	$(641)

3rd Party Mgt & Leasing Fee Revenue	$2,173	$3,400	$3,984	$6,298
Straight Line Rents	497	481	1,022	1,093
Percentage Rents	175	278	238	381
Interest Expense	20,759	20,927	41,998	41,828
Capitalized Interest	72	302	124	670
Debt - Principal Amortization	496	328	860	630
Preferred Dividend Payments	906	3,847	1,813	7,692
Amortization of Deferred Financing Costs	1,153	1,131	2,311	2,316
Amortization of Stock Compensation	1,509	1,161	2,998	2,155
Unconsolidated (2)
Straight Line Rents	90	107	208	212
Interest Expense	2,925	3,284	5,862	6,310
Debt - Principal Amortization	187	175	377	454
Amortization of Deferred Financing Costs	22	28	44	68

(1) Amounts presented in 2010 represent contingent liabilities for settlement mitigation and infrastructure cost on two commercial developments previously sold.
(2) The unconsolidated revenue and expense data are comprised of the Company's percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company's rights to cash flows and debt obligations related to the Company's unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management's view of evaluating current operating performance and trends.

INVESTMENT ACTIVITY

	2Q11	2Q10	YTD 11	YTD 10
Acquisitions
Multifamily	$17,615	$22,766	$110,495	$22,766
Acquisitions, Consolidated Assets	$17,615	$22,766	$110,495	$22,766

Development Expenditures
Multifamily	$6,269	$828	$8,617	$882
Commercial	712	8,091	4,241	14,152
For-Sale / Other	—	699	206	699
Total, including subs	6,981	9,618	13,064	15,733
Less: Infrastructure Reimbursement from City/County	(267)	—	(267)	—
Less: Unconsolidated / Other (1)	—	(103)	—	(393)
Development, Consolidated Assets	$6,714	$9,515	$12,797	$15,340

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$—	$768	$—	$768
For-Sale / Other	1,365	1,126	2,387	2,634
Outparcels / Land	255	1,319	2,980	1,944
Total, including subs	1,620	3,213	5,367	5,346
Selling Costs	(252)	(193)	(705)	(327)
Outparcels / Land	—	(1,319)	(2,475)	(1,319)
Less: Unconsolidated - net (2)	(255)	(768)	(505)	(1,393)
Sales, Net - Consolidated Assets	$1,113	$933	$1,682	$2,307

(1) Includes items reclassified to other cash flow investing activities.
(2) Outparcels/Land sales for the three and six months ended June 30, 2011 and the six months ended June 30, 2010 include outparcel sales at some of the Company's unconsolidated commercial properties.

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company.
Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to making financing and capital decisions.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF REVENUES

	2Q11	2Q10	YTD 11	YTD 10
Divisional Total Revenues
Multifamily - Same Property	$77,313	$74,398	$152,519	$147,810
Multifamily - Non-Same Property (1)	6,736	2,635	11,623	5,101
Commercial	19,055	20,322	38,823	41,312
Total Divisional Revenues	103,104	97,355	202,965	194,223

Less: Unconsolidated Revenues - Multifamily	(702)	(968)	(1,415)	(1,911)
Less: Unconsolidated Revenues - Commercial	(6,533)	(8,044)	(13,104)	(16,183)
Discontinued Operations	(5)	(4)	(7)	24
Unallocated Corporate Revenues	2,173	3,400	3,984	6,298
Consolidated Revenue Adjusted - '10 Discontinued Operations (2)	98,037	91,739	192,423	182,451

Add: Additional Discontinued Operations Revenue, post filing (3)	—	—	—	—
Total Consolidated Revenue, per 10-Q (4)	$98,037	$91,739	$192,423	$182,451

RECONCILIATION OF EXPENSES

	2Q11	2Q10	YTD 11	YTD 10
Divisional Total Expenses
Multifamily - Same Property	$31,546	$31,816	$62,642	$63,493
Multifamily - Non-Same Property (1)	3,202	1,741	5,530	3,245
Commercial	6,023	6,629	12,252	12,989
Total Divisional Expenses	40,771	40,186	80,424	79,727

Less: Unconsolidated Expenses - Multifamily	(349)	(550)	(723)	(1,034)
Less: Unconsolidated Expenses - Commercial	(2,174)	(2,656)	(4,301)	(5,231)
Discontinued Operations	(114)	(19)	(151)	(22)
Total Property Operating Expenses	38,134	36,961	75,249	73,440
Property Management Expenses	2,181	1,878	4,603	3,685
General & Administrative Expenses	5,188	5,458	10,390	10,264
Management Fee and Other Expenses	1,884	2,585	3,653	5,258
Investment and Development Expenses (5)	393	31	979	34
Impairment and Other Losses	148	—	2,244	783
Depreciation	32,062	30,243	64,122	60,521
Amortization	2,078	2,170	4,288	4,394
Consolidated Expense Adjusted - '10 Discontinued Operations (2)	82,068	79,326	165,528	158,379

Add: Additional Discontinued Operations Expense, post filing (3)	—	—	—	—
Total Consolidated Expense, per 10-Q (4)	$82,068	$79,326	$165,528	$158,379

Notes on following page.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF NOI

	2Q11	2Q10	YTD 11	YTD 10
Divisional Total NOI
Multifamily - Same Property	$45,767	$42,582	$89,877	$84,317
Multifamily - Non-Same Property (1)	3,534	894	6,093	1,856
Commercial	13,032	13,693	26,571	28,323
Total Divisional NOI	62,333	57,169	122,541	114,496

Less: Unconsolidated NOI - Multifamily	(353)	(418)	(692)	(877)
Less: Unconsolidated NOI - Commercial	(4,359)	(5,388)	(8,803)	(10,952)
Discontinued Operations	109	15	144	46
Unallocated Corporate Revenues	2,173	3,400	3,984	6,298
Property Management Expenses	(2,181)	(1,878)	(4,603)	(3,685)
General & Administrative Expenses	(5,188)	(5,458)	(10,390)	(10,264)
Management Fee and Other Expenses	(1,884)	(2,585)	(3,653)	(5,258)
Investment and Development Expenses (5)	(393)	(31)	(979)	(34)
Impairment and Other Losses	(148)	—	(2,244)	(783)
Depreciation	(32,062)	(30,243)	(64,122)	(60,521)
Amortization	(2,078)	(2,170)	(4,288)	(4,394)
Income from Operations	15,969	12,413	26,895	24,072
Total Other Income (Expense)	(21,904)	(21,705)	(44,552)	(43,355)
Loss from Continuing Operations (6)	(5,935)	(9,292)	(17,657)	(19,283)
Discontinued Operations	—	—		—
Loss from Continuing Operations, per 10-Q (4)	$(5,935)	$(9,292)	$(17,657)	$(19,283)

(1) Includes operations from for-sale portfolio.
(2) Reflects total consolidated revenue and total consolidated expense (as applicable), adjusted to reflect discontinued operations classifications made after filing of prior period financials.
(3) Adjustment to prior period financials to reflect discontinued operations classifications made after filing of prior period financials.
(4) For prior period, reflects total consolidated revenue, expense or (loss) income from continuing operations (as applicable) as presented in prior period financials (i.e., excluding adjustment for discontinued operations classifications made after filing of prior period financials).
(5) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(6) Loss from Continuing Operations before extraordinary items, noncontrolling interest and discontinued operations. Adjustments for additional discontinued operations have restated periods in accordance with ASC 205-20.

DATA FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2011 AND 2010

	2Q11	2Q10	YTD 11	YTD 10
Assets Sold
Revenue from Assets Sold	$5	$4	$7	$(24)
Expenses from Assets Sold	114	19	151	22
NOL from Assets Sold	(109)	(15)	(144)	(46)

Assets Held for Sale
Revenue from Assets Held for Sale	—	—	—	—
Expenses from Assets Held for Sale	—	—	—	—
NOI from Assets Held for Sale	—	—	—	—

Assets Sold, not classified in Discontinued Operations
Revenue from Assets Sold	(59)	4	(59)	20
Expenses from Assets Sold (1)	(66)	31	(36)	39
NOL from Assets Sold	$7	$(27)	$(23)	$(19)

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

NOI FROM DISCONTINUED OPERATIONS

NOI/NOL as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of June 30, 2011). A reconciliation of NOL from properties sold or held for sale to net loss for these properties is as follows:

	2Q11	2Q10	YTD 11	YTD 10
Loss from discontinued operations	$(109)	$(15)	$(144)	$(46)
Adjustment for:
Impairment	—	—	—	—
Depreciation and amortization expenses	—	—	—	—
NOL from discontinued operations	$(109)	$(15)	$(144)	$(46)

NOL from assets sold	(109)	(15)	(143)	(46)
NOI from assets held for sale	—	—	—	—

NOL from discontinued operations	$(109)	$(15)	$(143)	$(46)

EBITDA RECONCILIATION

	2Q11	2Q10	YTD 11	YTD 10
Net Loss Available to Common Shareholders	$(6,437)	$(11,849)	$(18,060)	$(24,178)

Consolidated
Noncontrolling Interest	(554)	(1,290)	(1,596)	(2,785)
Loss/(Income) - Unconsolidated Assets	134	(395)	474	(665)
Preferred Dividends	906	3,847	1,813	7,692
Interest Expense	20,759	20,927	41,998	41,828
Amortization of Deferred Financing Costs	1,153	1,131	2,311	2,316
Gain on Retirement of Debt	—	(1,015)	—	(1,044)
Loss on Hedging Activities	—	289	—	289
Income Tax Expense	271	531	519	781
Depreciation & Amortization	34,140	32,413	68,410	64,915
Loss/(Gain) on Sale (Cont & Disc)	(23)	574	56	616
(Loss)/Gain - Undepreciated Property (1)	10	(538)	(69)	(548)
Impairment and Other Losses	63	—	1,773	—
Amortization of Stock-Based Compensation Expense	1,509	1,161	2,998	2,155
EBITDA from Consolidated Properties	51,931	45,786	100,627	91,372
Unconsolidated
Reverse: Income/(Loss) - Unconsolidated	(134)	395	(474)	665
Interest Expense	2,925	3,284	5,862	6,310
Amortization of Deferred Financing Costs	22	28	44	68
Depreciation & Amortization	2,771	3,163	5,788	6,770
Impairment	—	—	18	—
Loss/(Gain) on Sale of Property	25	(15)	25	(96)
EBITDA	$57,540	$52,641	$111,890	$105,089

(1) The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.

EBITDA is defined as earnings before interest, taxes, depreciation and amortization ("EBITDA"), including the effects of the Company's percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes
EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company's ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net
Income to Common Shareholders are significant components in understanding and assessing the Company's financial performance.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF SEC COVERAGE RATIOS

	2Q11	2Q10	YTD 11	YTD 10
Earnings
Net Loss (before preferred shares)	$(6,437)	$(9,815)	$(18,060)	$(20,111)
Discontinued Operations:
Loss from Discontinued Operations	109	15	143	46
Noncontrolling Interest in CRLP	(9)	(2)	(12)	(11)
Losses on Disposal of Discontinued Operations, net of income taxes	—	13	—	48
Noncontrolling Interest of Limited Partners	—	—	—	5
CRLP Noncontrolling Interest - Common U/H	(545)	(1,288)	(1,584)	(2,774)
(Gains)/Losses from Sales of Property, net of income taxes	(23)	654	56	661
Noncontrolling Interest of Limited Partners	41	(28)	43	(111)
Income Tax Expense	271	439	519	688
Loss/(Income) from Partially-Owned Investments	134	(395)	474	(665)
	(6,459)	(10,407)	(18,421)	(22,224)
Amortization of Interest Capitalized	497	497	994	994
Capitalized Interest	(72)	(302)	(124)	(670)
Distributions from Partially-Owned Investments	995	1,917	2,072	3,789
Fixed Charges, from below	22,890	24,173	46,246	48,439
Earnings	$17,851	$15,878	$30,767	$30,328

Fixed Charges
Interest Expense	$20,759	$20,927	$41,998	$41,828
Capitalized Interest	72	302	124	670
Amortization of Deferred Financing Costs	1,153	1,131	2,311	2,316
Distributions to Series B Preferred Unitholders	906	1,813	1,813	3,625
Total	$22,890	$24,173	$46,246	$48,439

Fixed Charges & Preferred Share Distributions
Add: Distributions - Preferred Share Series D	—	2,034	—	4,067
Total	$22,890	$26,207	$46,246	$52,506

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	2Q11	2Q10	YTD 11	YTD 10
Interest Coverage Denominator
Interest Expense	$20,759	$20,927	$41,998	$41,828
Interest Expense - Unconsolidated	2,925	3,284	5,862	6,310
Total Interest Expense	$23,684	$24,211	$47,860	$48,138

Fixed Charge Denominator
Add: Preferred Dividend Payments	$906	$3,847	$1,813	$7,692
Debt Principal Amortization	496	328	860	630
Debt Principal Amortization - Unconsolidated	187	175	377	454
Total Fixed Charges	$25,273	$28,561	$50,910	$56,914

Fixed Charge with Capitalized Interest Denominator
Add: Capitalized Interest	72	302	124	670
Total Fixed Charges w/ Capitalized Interest	$25,345	$28,863	$51,034	$57,584

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of June 30, 2011
Appendix
			Year Built / Avg		Apartment	Square Feet	Physical	Effective Rent
Property	MSA	State	Age	% Own	Homes	(000s)	Occupancy Rate	Per Home	Per SF	S-P

PROPERTIES IN MAJOR MARKETS
CG at Barrett Creek	Atlanta	GA	1999	100.0%	332	310	97.0%	$742	$0.80	S
CG at Berkeley Lake	Atlanta	GA	1998	100.0%	180	244	92.8%	857	0.63	S
CG at Huntcliff	Atlanta	GA	1997	20.0%	358	365	93.6%	776	0.76
CG at McDaniel Farm	Atlanta	GA	1997	100.0%	425	451	94.6%	720	0.68	S
CG at McGinnis Ferry	Atlanta	GA	1997	100.0%	434	509	94.2%	820	0.70	S
CG at Mount Vernon	Atlanta	GA	1997	100.0%	213	257	98.6%	984	0.82	S
CG at Pleasant Hill	Atlanta	GA	1996	100.0%	502	502	96.0%	694	0.69	S
CG at River Oaks	Atlanta	GA	1992	100.0%	216	276	96.8%	795	0.62	S
CG at River Plantation	Atlanta	GA	1994	100.0%	232	310	95.7%	799	0.60	S
CG at Shiloh	Atlanta	GA	2002	100.0%	498	533	95.2%	766	0.71	S
CG at Sugarloaf	Atlanta	GA	2002	100.0%	250	329	98.8%	788	0.60	S
	Total	11	14.1 Years		3,640	4,086	95.7%	$779	$0.69
	Same Store	10	14.1 Years		3,282	3,722	95.8%	$779	$0.69
CG at Ashton Oaks	Austin	TX	2008	100.0%	362	308	97.8%	$720	$0.85	S
CG at Canyon Creek	Austin	TX	2007	100.0%	336	349	97.9%	786	0.76	S
CG at Onion Creek	Austin	TX	2008	100.0%	300	313	96.3%	891	0.86	S
CG at Round Rock	Austin	TX	2007	100.0%	422	429	97.4%	789	0.78	S
CG at Silverado	Austin	TX	2004	100.0%	238	240	95.8%	767	0.76	S
CG at Silverado Reserve	Austin	TX	2006	100.0%	256	266	96.9%	862	0.83	S
CG at Wells Branch	Austin	TX	2008	100.0%	336	322	96.4%	825	0.86
CV at Canyon Hills	Austin	TX	1995	100.0%	229	183	97.4%	683	0.86	S
CV at Quarry Oaks	Austin	TX	1996	100.0%	533	460	95.9%	660	0.77	S
CV at Sierra Vista	Austin	TX	1999	100.0%	232	206	93.5%	659	0.74	S
	Total	10	7.7 Years		3,244	3,075	96.6%	$760	$0.80
	Same Store	9	8.2 Years		2,908	2,753	96.6%	$753	$0.80
CG at Liberty Park	Birmingham	AL	2000	100.0%	300	339	97.0%	$963	$0.85	S
CG at Riverchase Trails	Birmingham	AL	1996	100.0%	346	328	97.1%	713	0.75
CV at Inverness	Birmingham	AL	1986/87/90/97	100.0%	586	508	92.2%	579	0.67	S
CV at Trussville	Birmingham	AL	1996	100.0%	376	410	96.5%	679	0.62	S
	Total	4	16.0 Years		1,608	1,585	95.1%	$703	$0.71
	Same Store	3	16.2 Years		1,262	1,257	94.6%	$700	$0.70
CG at Cypress Cove	Charleston	SC	2001	100.0%	264	304	99.6%	$859	$0.75	S
CG at Quarterdeck	Charleston	SC	1986	100.0%	230	219	97.4%	831	0.87	S
CV at Hampton Pointe	Charleston	SC	1986	100.0%	304	315	99.3%	717	0.69	S
CV at Waters Edge	Charleston	SC	1985	100.0%	204	188	97.1%	646	0.70	S
CV at Westchase	Charleston	SC	1986	100.0%	352	258	98.3%	600	0.82	S
CV at Windsor Place	Charleston	SC	1984	100.0%	224	213	98.2%	639	0.67	S
	Total	6	23.5 Years		1,578	1,497	98.4%	$711	$0.75
	Same Store	6	23.5 Years		1,578	1,497	98.4%	$711	$0.75
CG at Ayrsley	Charlotte	NC	2008	100.0%	368	372	97.8%	$786	$0.78	S
CG at Beverly Crest	Charlotte	NC	1996	100.0%	300	280	96.3%	695	0.75	S
CG at Cornelius	Charlotte	NC	2009	100.0%	236	252	94.9%	810	0.76
CG at Huntersville	Charlotte	NC	2008	100.0%	250	248	95.6%	783	0.79	S
CG at Legacy Park	Charlotte	NC	2001	100.0%	288	301	96.5%	695	0.67	S
CG at Mallard Creek	Charlotte	NC	2004	100.0%	252	233	94.4%	741	0.80	S
CG at Mallard Lake	Charlotte	NC	1998	100.0%	302	301	97.0%	715	0.72	S
CG at Matthews Commons	Charlotte	NC	2008	100.0%	216	203	97.7%	798	0.85	S
CG at University Center	Charlotte	NC	2005	100.0%	156	167	98.1%	716	0.67	S
CV at Chancellor Park	Charlotte	NC	1999	100.0%	340	327	96.2%	640	0.67	S
CV at Charleston Place	Charlotte	NC	1986	100.0%	214	172	93.9%	501	0.62	S
CV at Greystone	Charlotte	NC	1998/2000	100.0%	408	387	94.4%	572	0.60	S
CV at Matthews	Charlotte	NC	1990	100.0%	270	256	98.1%	732	0.77	S
CV at Meadow Creek	Charlotte	NC	1984	100.0%	250	215	94.0%	559	0.65	S
CV at South Tryon	Charlotte	NC	2002	100.0%	216	236	98.1%	647	0.59	S
CV at Stone Point	Charlotte	NC	1986	100.0%	192	173	98.4%	592	0.66	S
CV at Timber Crest	Charlotte	NC	1999	100.0%	282	273	93.6%	598	0.62	S
Enclave	Charlotte	NC	2008	100.0%	85	108	98.8%	1,358	1.07
Heatherwood	Charlotte	NC	1980	100.0%	476	438	94.5%	559	0.61	S
	Total	19	13.1 Years		5,101	4,941	96.0%	$680	$0.70
	Same Store	17	14.3 Years		4,780	4,581	96.0%	$662	$0.69

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of June 30, 2011
Appendix
			Year Built / Avg		Apartment	Square Feet	Physical	Effective Rent
Property	MSA	State	Age	% Own	Homes	(000s)	Occupancy Rate	Per Home	Per SF	S-P
Belterra	Dallas/Fort Worth	TX	2006	10.0%	288	278	98.3%	$825	$0.85
Brookfield	Dallas/Fort Worth	TX	1986	100.0%	232	166	97.0%	518	0.72	S
CG at Bear Creek	Dallas/Fort Worth	TX	1998	100.0%	436	395	96.8%	812	0.90	S
CG at Valley Ranch	Dallas/Fort Worth	TX	1995	100.0%	396	462	96.5%	983	0.84	S
CV at Grapevine	Dallas/Fort Worth	TX	1985	100.0%	450	387	93.6%	668	0.78	S
CV at Main Park	Dallas/Fort Worth	TX	1984	100.0%	192	180	96.4%	699	0.74	S
CV at North Arlington	Dallas/Fort Worth	TX	1985	100.0%	240	191	94.2%	554	0.70	S
CV at Oakbend	Dallas/Fort Worth	TX	1997	100.0%	426	383	94.8%	709	0.79	S
CV at Shoal Creek	Dallas/Fort Worth	TX	1996	100.0%	408	382	96.6%	753	0.81	S
CV at Vista Ridge	Dallas/Fort Worth	TX	1985	100.0%	300	237	97.7%	545	0.69	S
CV at Willow Creek	Dallas/Fort Worth	TX	1996	100.0%	478	427	96.2%	714	0.80	S
Paces Cove	Dallas/Fort Worth	TX	1982	100.0%	328	220	92.1%	471	0.70	S
Remington Hills	Dallas/Fort Worth	TX	1985	100.0%	362	347	95.9%	666	0.70	S
Summer Tree	Dallas/Fort Worth	TX	1980	100.0%	232	136	94.4%	463	0.79	S
	Total	14	21.5 Years		4,768	4,191	95.5%	$681	$0.78
	Same Store	13	22.7 Years		4,480	3,912	95.5%	$680	$0.78
CG at Edgewater	Huntsville	AL	1990/99	100.0%	500	543	97.4%	$677	$0.62	S
CG at Madison	Huntsville	AL	1999	100.0%	336	355	97.9%	769	0.73	S
	Total	2	14.5 Years		836	897	97.6%	$715	$0.67
	Same Store	2	14.5 Years		836	897	97.6%	$715	$0.67
CG at Heather Glen	Orlando	FL	2000	100.0%	448	523	97.1%	$926	$0.79	S
CG at Heathrow	Orlando	FL	1997	100.0%	312	353	96.2%	874	0.77	S
CG at Town Park Reserve	Orlando	FL	2004	100.0%	80	77	96.3%	1,055	1.09	S
CG at Town Park	Orlando	FL	2002	100.0%	456	535	96.5%	962	0.82	S
CV at Twin Lakes	Orlando	FL	2004	100.0%	460	418	98.7%	791	0.87	S
	Total	5	10.1 Years		1,756	1,907	97.2%	$897	$0.83
	Same Store	5	10.1 Years		1,756	1,907	97.2%	$897	$0.83
CG at Inverness Commons	Phoenix	AZ	2002	100.0%	300	306	94.3%	$671	$0.66	S
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100.0%	208	206	91.8%	794	0.80	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100.0%	264	265	96.6%	816	0.81	S
CG at Scottsdale	Phoenix	AZ	1999	100.0%	180	202	95.6%	892	0.80	S
	Total	4	14.0 Years		952	978	94.6%	$780	$0.76
	Same Store	4	14.0 Years		952	978	94.6%	$780	$0.76
CG at Arringdon	Raleigh	NC	2003	100.0%	320	311	96.6%	$748	$0.77	S
CG at Brier Creek	Raleigh	NC	2010	100.0%	364	401	96.4%	854	0.77
CG at Crabtree Valley	Raleigh	NC	1997	100.0%	210	210	96.7%	690	0.69	S
CG at Patterson Place	Raleigh	NC	1997	100.0%	252	239	98.4%	780	0.82	S
CG at Research Park	Raleigh	NC	2002	20.0%	370	385	97.8%	744	0.72
CG at Trinity Commons	Raleigh	NC	2000/02	100.0%	462	484	95.0%	707	0.67	S
CV at Deerfield	Raleigh	NC	1985	100.0%	204	198	93.1%	709	0.73	S
CV at Highland Hills	Raleigh	NC	1987	100.0%	250	263	94.8%	710	0.68	S
CV at Woodlake	Raleigh	NC	1996	100.0%	266	255	94.4%	671	0.70	S
	Total	9	13.9 Years		2,698	2,746	95.8%	$738	$0.73
	Same Store	7	16.4 Years		1,964	1,960	95.6%	$717	$0.72
Ashley Park	Richmond	VA	1988	100.0%	272	195	94.5%	$647	$0.90	S
CR at West Franklin	Richmond	VA	1964/65	100.0%	332	170	92.2%	648	1.27	S
CV at Chase Gayton	Richmond	VA	1984	100.0%	328	311	95.4%	777	0.82	S
CV at Hampton Glen	Richmond	VA	1986	100.0%	232	178	97.4%	784	1.02	S
CV at Waterford	Richmond	VA	1990	100.0%	312	289	97.4%	794	0.86	S
CV at West End	Richmond	VA	1987	100.0%	224	156	97.3%	716	1.03	S
	Total	6	28.3 Years		1,700	1,299	95.5%	$727	$0.95
	Same Store	6	28.3 Years		1,700	1,299	95.5%	$727	$0.95

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of June 30, 2011
Appendix
			Year Built / Avg		Apartment	Square Feet	Physical	Effective Rent
Property	MSA	State	Age	% Own	Homes	(000s)	Occupancy Rate	Per Home	Per SF	S-P
CG at Godley Station	Savannah	GA	2005	100.0%	312	337	99.7%	$808	$0.75	S
CG at Hammocks	Savannah	GA	1997	100.0%	308	324	97.7%	902	0.86	S
CV at Godley Lake	Savannah	GA	2008	100.0%	288	270	97.9%	782	0.84	S
CV at Greentree	Savannah	GA	1983	100.0%	194	165	97.4%	629	0.74	S
CV at Huntington	Savannah	GA	1986	100.0%	147	121	97.3%	702	0.85	S
CV at Marsh Cove	Savannah	GA	1983	100.0%	188	197	97.9%	745	0.71	S
	Total	6	17.8 Years		1,437	1,414	98.1%	$779	$0.79
	Same Store	6	17.8 Years		1,437	1,414	98.1%	$779	$0.79
TOTAL PROPERTIES IN MAJOR MARKETS		96	15.9 Years		29,318	28,616	96.2%	$734	$0.75
	Same Store	88	16.7 Years		26,935	26,177	96.2%	$729	$0.75

PROPERTIES IN OTHER MARKETS
Autumn Hill	Charlottesville	VA	1970	100.0%	425	370	95.3%	$679	$0.78	S
CG at Autumn Park	Greensboro	NC	2001/04	100.0%	402	410	93.5%	708	0.69	S
CG at Bellevue	Nashville	TN	1996	100.0%	349	345	97.1%	846	0.86	S
CG at Desert Vista	Las Vegas	NV	2008	100.0%	380	338	96.1%	752	0.85
CG at Lakewood Ranch	Sarasota	FL	1999	100.0%	288	302	97.6%	996	0.95	S
CG at Palm Vista	Las Vegas	NV	2007	100.0%	341	349	96.5%	817	0.80
CG at Seven Oaks	Tampa	FL	2004	100.0%	318	302	95.9%	868	0.92	S
CG at Traditions (2)	Gulf Shores	AL	2007	35.0%	324	322	91.5%	550	0.55
CG at Wilmington	Wilmington	NC	1998/2002	100.0%	390	356	99.0%	653	0.72	S
CV at Ashford Place	Mobile	AL	1983	100.0%	168	146	95.8%	564	0.65	S
CV at Greenbrier	Washington DC	VA	1988	100.0%	258	217	98.1%	826	0.98	S
CV at Harbour Club	Norfolk	VA	1988	100.0%	213	193	96.7%	768	0.85	S
CV at Huntleigh Woods	Mobile	AL	1978	100.0%	233	199	94.4%	547	0.64	S
CV at Mill Creek	Winston-Salem	NC	1984	100.0%	220	210	97.3%	515	0.54	S
CV at Pinnacle Ridge	Asheville	NC	1948/85	100.0%	166	145	96.4%	699	0.80	S
CV at Tradewinds	Norfolk	VA	1988	100.0%	284	280	96.1%	800	0.81	S
Cypress Village Rental	Gulf Shores	AL	2008	100.0%	96	206	99.0%	1,080	0.50
Glen Eagles	Winston-Salem	NC	1990/2000	100.0%	310	312	93.9%	580	0.58	S
TOTAL PROPERTIES IN OTHER MARKETS		18	18.6 Years		5,165	5,002	90.2%	$729	$0.81
	Same Store	14	22.8 Years		4,024	3,787	96.2%	$725	$0.77

THIRD PARY MANAGED BUSINESS
Hawthorne Groves	Orlando	FL	2002	0	328	363	93.3%
Hawthorne Village	Daytona Beach	FL	2006	0	378	414	95.2%
TOTAL MANAGED		2	7.5 Years		706	777	94.3%

TOTAL ALL PROPERTIES (1)		116	16.2 Years		35,189	34,395	96.2%	$734	$0.76
	Same Store	102	17.5 Years		30,959	29,964	96.2%	$729	$0.75

CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B
S = Current year same-property portfolio: Property has been stabilized as of the beginning of the prior calendar year. Partially-owned properties are not included.

(1) Total All Properties as calculated includes Managed Properties and Joint Venture Properties at 100%.
(2) On June 17, 2011, the Company purchased the outstanding note from the lender. Therefore, as of June 30, 2011, this joint venture is consolidated in the
Company's financial statements.

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of June 30, 2011
Appendix
					Square Feet (000s)
						Anchor		Physical	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)

CONSOLIDATED PROPERTIES

CC Brookwood Village (Office)	Birmingham	AL	2007	100%	170	—	170	100.0%	$29.18
Town Park 400 (Office)	Orlando	FL	2008	100%	176	—	176	23.5%	23.21
Metropolitan Midtown (Office)	Charlotte	NC	2008	100%	170	—	170	87.9%	28.67
Ravinia 3 (Office)	Atlanta	GA	1991	100%	814	—	814	90.9%	25.39
Brookwood Village (Retail)	Birmingham	AL	1973/91/2000	100%	604	232	372	90.6%	25.94
CP Tannehill (Retail)	Birmingham	AL	2008	100%	433	211	222	94.4%	20.09
Metropolitan Midtown (Retail)	Charlotte	NC	2008	100%	172	—	172	82.7%	26.87
CP Alabaster (Retail)	Birmingham	AL	2005	100%	612	393	219	100.0%	19.98
CP Craft Farms (Retail)	Gulf Shores	AL	2010	100%	68	—	68	88.2%	19.59
CP Nord du Lac (Retail)	New Orleans	LA	2010	100%	259	87	172	97.1%	14.35
Total Consolidated		10			3,478	923	2,555	87.5%	$25.33

UNCONSOLIDATED PROPERTIES

DRA/CLP Joint Venture (Office)
901 Maitland	Orlando	FL	1985	15%	158	—	158	81.2%	$18.43
Colonial Center at TownPark	Orlando	FL	2001	15%	658	—	658	91.4%	21.83
Colonial Center at Bayside	Tampa	FL	1988-94/97	15%	213	—	213	63.7%	18.87
Colonal Center at Colonnade	Birmingham	AL	1989/99	15%	419	—	419	88.2%	22.08
Colonial Center Blue Lake	Birmingham	AL	1982-2005	15%	167	—	167	64.9%	20.34
Colonial Center Heathrow	Orlando	FL	1988/96/97/98/99/2000/2001	15%	922	—	922	83.2%	19.49
Colonial Place I and II	Tampa	FL	1984/86	15%	373	—	373	73.4%	25.02
Colonial Plaza	Birmingham	AL	1982-99	15%	171	—	171	96.3%	18.02
Colonial TownPark Office - Lifestyle	Orlando	FL	2004	15%	38	—	38	35.3%	24.58
Concourse Center	Tampa	FL	1982-2005/1983-2003/1984	15%	294	—	294	72.3%	19.65
Esplanade	Charlotte	NC	1981-2007	15%	203	—	203	80.0%	19.17
Independence Plaza	Birmingham	AL	1979-2000	15%	106	—	106	98.4%	19.30
International Park	Birmingham	AL	1987/99	15%	211	—	211	79.7%	20.75
The Peachtree	Atlanta	GA	1989	15%	317	—	317	84.9%	24.37
Research Park Plaza III and IV	Austin	TX	2001	15%	360	—	360	94.5%	24.40
Riverchase Center	Birmingham	AL	1985	15%	306	—	306	80.0%	10.48
Total		16			4,916	—	4,916	82.7%	$20.66
Total (Weighted)		16				—	737	82.7%	$20.66

DRA/CLP Joint Venture (Retail)
CP TownPark	Orlando	FL	2005	15%	198	—	198	89.1%	$25.58
Colonial Shops Colonnade	Birmingham	AL	1989/2005	15%	106	—	106	74.9%	19.00
Total		2			304	—	304	84.2%	$22.90
Total (Weighted)		2					46	84.2%	$22.90

Bluerock Joint Venture (Office)
Colonial Center Lakeside	Huntsville	AL	1989/90	10%	122	—	122	100.0%	$17.78
Colonial Center Research Park	Huntsville	AL	1999	10%	134	—	134	100.0%	18.63
Colonial Center Research Place	Huntsville	AL	1979/84/88	10%	275	—	275	100.0%	15.67
DRS Building	Huntsville	AL	1972/86/90/2003	10%	215	—	215	100.0%	8.93
Northrop Grumman Building	Huntsville	AL	2007	10%	110	—	110	100.0%	13.76
Perimeter Corporate Park	Huntsville	AL	1986/89	10%	235	—	235	95.1%	19.75
Progress Center	Huntsville	AL	1987/89	10%	222	—	222	91.6%	13.35
Regions Bank Center	Huntsville	AL	1990	10%	154	—	154	100.0%	19.11
Research Park Office Center	Huntsville	AL	1998/99	10%	236	—	236	95.1%	13.77
Total		9			1,703	—	1,703	97.6%	$15.37
Total (Weighted)		9					170	97.6%	$15.37

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of June 30, 2011
Appendix
					Square Feet (000s)
						Anchor		Physical	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)

Other Joint Ventures
Land Title Building (Office)	Birmingham	AL	1975	33%	30	—	30	100.0%	$13.71
CP Hoover (Retail)	Birmingham	AL	2002	10%	381	216	165	89.6%	18.49
CP Madison (Retail)	Huntsville	AL	2000	25%	111	—	111	100.0%	15.10
CP Alabaster II (Retail)	Birmingham	AL	2007	5%	355	226	129	96.5%	20.94
CP Tutwiler II (Retail)	Birmingham	AL	2008	5%	65	—	65	100.0%	13.84
CP Smyrna (Retail)	Smyrna	TN	2008	50%	416	268	148	96.6%	20.39
CP Turkey Creek (Retail)	Knoxville	TN	2005	50%	476	74	402	96.1%	23.45
CP Turkey Creek III (Retail)	Knoxville	TN	2005	50%	160	30	130	84.4%	20.63
Total		8			1,994	814	1,180	94.7%	$20.63
Total (Weighted)		8					404	94.7%	$21.35
Total Unconsolidated		35			8,917	814	8,103	87.6%	$19.29
Total Unconsolidated (Weighted)		35					1,357	88.1%	$19.90

THIRD-PARTY MANAGED BUSINESS
International Park 2000 (Office)	Birmingham	AL		0%	130
Colonial Center Heathrow 500 (Office)	Orlando	FL		0%	76
Atlanta Chamblee (Office)	Atlanta	GA		0%	1,130
Baymeadows Way (Office)	Jacksonville	FL		0%	224
Broward Financial Center (Office)	Ft.Lauderdale	FL		0%	326
Germantown Center (Office)	Memphis	TN		0%	536
Jacksonville JTB (Office)	Jacksonville	FL		0%	244
Orlando Central (Office)	Orlando	FL		0%	625
Orlando Lake Mary (Office)	Orlando	FL		0%	305
Calico Corner (Retail)	Birmingham	AL		0%	6
Hoover Commons (Retail)	Birmingham	AL		0%	197
TOTAL MANAGED		11			3,799

Total Commercial Properties		56			16,194	1,737	10,658	87.6%	$20.40
Total Commercial Properties (Weighted)		56					3,912	87.7%	$23.14

(1) Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP. In reference to the Retail properties, this calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Venture Summary
As of June 30, 2011
($ in 000s)

		Units/			Occupancy
Property		SF-000s		CLP % Own	Rate	Sec'd Debt	Equity Invest

Colonial Grand at Research Park		370		20%	97.8%	$4,358	$729
Colonial Grand at Huntcliff		358		20%	93.6%	5,040	1,473
Regents Park (Phase II)	(1)	—		40%	—%	—	3,355
Lanesboro at Heathrow, LLC	(1)(2)	—		50%	—%	—	1,925
Colonial Grand at Traditions	(3)	—		35%	—%	—	—
Belterra		288		10%	98.3%	1,961	405
Colonial Grand at McKinney	(1)	—		25%	—%	—	1,721

Total Multifamily (2)		1,016				$11,359	$9,608

DRA/CLP	(4)	5,220		15%	82.7%	111,286	(24,060)
Bluerock	(5)	1,703		10%	97.6%	10,754	(5,703)
Colonial Pinnacle at Turkey Creek		476		50%	96.1%	32,500	679
Colonial Pinnacle at Turkey Creek III		160		50%	84.4%	6,255	6,818

Other
Land Title Building		30		33%	100.0%	219	304
Colonial Promenade Madison		111		25%	100.0%	—	2,073
Colonial Promenade Hoover		381		10%	89.6%	1,559	42
Colonial Promenade Smyrna		416		50%	96.6%	13,060	2,178
Colonial Promenade Alabaster II/Tutwiler II		420		5%	97.6%	2,000	10

Total Commercial		8,917	(6)			$177,633	$(17,659)

Other Unconsolidated Investments						—	30
Total Investments in Unconsolidated Subsidiaries						$188,992	$(8,021)

(1) Consists of undeveloped land.
(2) On July 1, 2011, the Company bought the remaining 50% interest in this joint venture.
(3) On June 17, 2011, the Company purchased the outstanding note from the lender. Therefore, as of June 30, 2011, this joint venture is consolidated in the
Company's financial statements.
(4) As of June 30, 2011, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa,
Florida, Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas. Equity investment includes the value of the Company's investment of approximately
$10.9 million, offset by the excess basis difference on the June 2007 joint venture transaction of approximately $35.0 million, which is being amortized over the life of the properties. This joint venture is presented under "Liabilities" on the Company's Balance Sheet as of June 30, 2011.
(5) Equity investment includes the Company's investment of approximately $1.2 million, offset by the excess basis difference on the transaction of approximately $6.9 million, which is being amortized over the life of the properties. This joint venture is presented under "Liabilities" on the Company's
Balance Sheet as of June 30, 2011.
(6) Retail square footage includes anchor-owned square footage. See Commercial Property Table, pg. 32-33.

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties.
FOOT (UNIT):	Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the
COMMISSIONS:	lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of
Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses)
from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversation of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company's
Common Shares.

FUNDS FROM OPERATIONS	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted
(FFO):	accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

OPERATING FUNDS FROM	Funds from Operations excluding gains on the sale of land and development properties and gains on
OPERATIONS (FFO):	the repurchase of bonds and preferred shares.

OPERATING FFO PER SHARE:	Operating FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the
Company's Common Shares.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-
year.

PROPERTY OR DIVISIONAL	Property revenues less property operating expenses.
NET OPERATING INCOME:

RENTAL DOLLARS (LEASING	Total annual revenues to be earned the first year from renewed or re-leased space.
(EXECUTION):

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant.
Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET	The sum of total notes and mortgages payable plus the total market value of all shares and units
CAPITALIZATION:	outstanding at the market price per share on the date indicated.